SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   |X|
Filed by a party other than the registrant   |_|
Check the appropriate box:
         |_|    Preliminary Proxy Statement
         |X|    Definitive Proxy Statement
         |_|    Definitive Additional Materials
         |_|    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IEH CORPORATION
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)

                             ROBERT KNOTH, SECRETARY
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
         |X|   No fee required
         |_|   Fee computed on table below per Exchange Act Rule 14c-5(g) and
               0-11

(1)      Title of each class of securities to which transaction applies:
              N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:
              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
              N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
              N/A
--------------------------------------------------------------------------------
(5) Total Fee Paid:

--------------------------------------------------------------------------------
|_|        Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)      Amount previously paid:

--------------------------------------------------------------------------------
(2)      Form schedule or registration number:

--------------------------------------------------------------------------------
(3)      Filing party:

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(4)      Dated filed:
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

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on October 4, 2002
                          -----------------------------

To the Shareholders of
  IEH CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on October 4, 2002 at 9:00 a.m., New York time, for the following purposes:

1. To elect two (2) Directors to the Corporation's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.


                                              By Order of the Board of Directors


                                                        /s/ Robert Knoth
                                                        ----------------
                                                        ROBERT KNOTH,

                                                        Secretary
Dated: September 5, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                    ----------------------------------------

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                          To Be Held on October 4, 2002

                    ----------------------------------------

     This proxy statement and the accompanying form of proxy have been mailed on or about September 6, 2002 to the Common Stock shareholders of record on August 30, 2002 (the "Record Date") of IEH CORPORATION, a New York corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held on October 4, 2002 at 9:00 a.m. at the Corporation's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the TWO (2) persons nominated by the Board of Directors as Directors; and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to shareholders for the fiscal year ended March 28, 2002, including financial statements, accompanies this proxy statement.

     The principal executive offices of the Corporation are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. The Corporation's telephone number is (718)492-9673.

Independent Public Accountants; Fees Paid

     The Board of Directors of the Corporation has selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of the Corporation for the fiscal year ending March 29, 2003. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

     Audit Fees. During the fiscal year ended March 29, 2002, IEH paid an aggregate of $30,000 to Jerome Rosenberg, P.C. for fees related to the audit of its financial statements.

     Financial Systems Design and Implementation. During the fiscal year ended March 29, 2002 no fees were paid to Jerome Rosenberg, P.C. with respect to financial systems design or implementation.

     All Other Fees. During the fiscal year ended March 29, 2002, IEH did not pay any other fees for services to its auditor.

     The Board of Directors has determined that the services provided by Jerome Rosenberg, P.C. and the fees paid to it for such services has not compromised the independence of Jerome Rosenberg, P.C.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Corporation's Common Stock, $.01 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 30, 2002 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of August 30, 2002 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Corporation to be the beneficial owner of more than five percent (5%) of any class of the Corporation's voting securities; (ii) each Executive Officer and Director who owns Common Stock in the Corporation; and (iii) all Executive Officers and Directors as a group. As of August 30, 2002, there were 2,303,468 shares of Common Stock issued and outstanding.


                                             Amount of
                                             and Nature
                 Name and Address of         of Beneficial   Percentage of Class
Title of Class   Beneficial Owner            Ownership

Common Stock     Michael Offerman              946,784            41%
$.01 Par Value   140 58th Street
                 Brooklyn, NY 11220(1)
                 Murray Sennet                  24,500           1.1%
                 1900 Manor Lane
                 Plano, TX 75093
                 Allen Gottlieb                      0             0
                 325 Coral Way
                 Ft. Lauderdale, FL 33301
                 Robert Pittman                 20,000             *
                 45 Ocean Avenue
                 Monmouth Beach
                 NJ 07750
                 David Lopez and Nancy         278,000          12.1%
                 Lopez
                 Edge of Woods
                 P.O. Box 323
                 Southampton, NY 11968
                 Robert Knoth                       34             *
                 140 58th Street
                 Brooklyn, NY 11220

All Officers & Directors as a Group
(4 in number)

-----------------------------------             991,308                43%

    * Less than 1%.

1. 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

All shares set forth above are directly by the named individual unless otherwise stated.

It is expected that the only matters to be considered at the Annual Meeting will be the election of Directors.

                            I. ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation provides that the Directors of the Corporation are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term. The Board of Directors currently consists of four (4) members divided into two (2) classes. Each class would have three (3) members, but as a result of the resignation of Howard Bernstein on November 1, 1993, the class of Directors' whose terms expired at the 1999 Annual Meeting had one (1) vacancy. In addition to the vacancy created by Howard Bernstein's resignation, as a result of the retirement of Ralph Acello in November 1999, the class of Directors' whose terms expired at the 2000 Annual Meeting had two (2) vacancies. Under the Corporation's By-Laws, the Board of Directors is authorized to fill all vacancies. The Board has not decided to fill the vacancies created by Mr. Bernstein's resignation and Mr. Acello's retirement. The members of each class are elected for a staggered term of two
(2) years each and until their successors are duly elected and qualified.

     The persons nominated for election to the Corporation's Board of Directors at the Annual Meeting are Michael Offerman and Murray Sennet who will serve as Class I members. All of such persons currently serve on the Board of Directors.

     The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

     The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Corporation, including its two (2) nominees for election to the Corporation's Board of Directors at the 2002 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 2003. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2002 Annual Meeting.


                        Director                Position with
     Name                Since         Age      Corporation                   Term Expires
     ----                -----         ---      -----------                   ------------

Michael Offerman         1973          60      Chairman of the Board of            2002
                                               Directors and President
Murray Sennet            1970          78      Director                            2002
Robert Pittman           1987          76      Director                            2003
Allen B. Gottlieb        1992          60      Director                            2003

-----------------

     Michael Offer man (Nominee) has been a member of the Corporation's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of the Corporation and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of the Corporation.

     Murray Sennet (Nominee) has been a member of the Corporation's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of the Corporation at the time of his retirement in April, 1986.

     Allen Gottlieb has been a member of the Corporation's Board of Directors since 1992. Mr. Gottlieb has been an attorney in private practice in New York City for over five (5) years.

     Robert Pittman has been a member of the Corporation's Board of Directors since 1987. Mr. Pittman retired in October l992, at which time he had held the position of Vice-President of Engineering and Secretary of the Corporation.

Significant Employees

     Robert Knoth joined the Corporation as Controller in January, 1990 and was elected treasurer of the Corporation in March, 1990. Mr. Knoth was elected as Secretary of the Corporation in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

     Joan Prideaux joined the Company in July 1995 as National Sales Manager and also served as a Vice President until January 2002. Ms. Prideaux resigned as an executive officer in January 2002, but continues to serve as a National Sales Manager.

     Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition he participated in setting up and developing the company's forecasting/planning software related to that department procedures.
S
Certain Reports

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of the Corporation.

     Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.SS

Board Meetings, Committees and Compensation

     The Corporation does not have any nominating, audit or compensation committee of the Board of Directors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year. The Board of Directors did not receive any compensation during the last three (3) fiscal years..

     During the fiscal year ended March 29, 2002, two (2) meetings of the Board of Directors by telephone conference were held. Mr. Allen Gottlieb did not participate in any of the meetings of the Board of Directors. All other Directors participated in all meetings of the Board.

The Board of Directors recommends that you vote "FOR" the nominees for Director.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 29, 2002, March 30, 2001, and March 31, 2000 for the Corporation's Chief Executive Officer:


                                                                                      Other Annual
Name and                                Year              Salary         Bonus       Compensation
Principal Position               --------------------

Michael Offerman, Chief
Executive Officer, President (1)       March 29, 2002        $ 95,500         -            0
                                       March 30, 2001          91,431         -            0
                                       March 31, 2000          77,788         -            0

     During the years ended March 29, 2002, March 30, 2001 and March 31, 2000, the Corporation provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported. Effective January 1, 1995, Mr. Offerman entered into an employment agreement with the Company to increase his salary to $100,000 per annum. Mr. Offerman agreed that, not withstanding the terms of his new employment agreement, he was paid at the rate of $95,500 for fiscal 2002. This agreement expired in fiscal year 2000 and as of March 29, 2002 the Company has not negotiated a new contract with Mr. Offerman.

     No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 29, 2002, March 30, 2001 or March 31, 2000.

Pension/Benefit Incentive Plan
------------------------------

     In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement.

     For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement age (age 65), if the employee has completed 15 years of service to the Corporation. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (10) years of his lifetime. In no event would benefits exceed $12,000 per year.

     For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten (10) years of his lifetime. If the employee should die prior to the ten- year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten-year term. In no event will benefits exceed $12,000 per year.

     If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will receive the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

     On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of the Plan.

     The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), that the Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date.

     The Company and the PBGC negotiated a settlement on the entire matter and on July 2, 2001, an agreement was reached whereby the Company's liability to the PBGC was reduced to $244,000. The Company will make monthly payments to the PBGC as follows:

September 1, 2003 to August 1, 2004                    $2,000 per month
September 1, 2004 to August 1, 2006                    $3,000 per month
September 1, 2006 to August 1, 2007                    $4,000 per month

In addition, to the above referenced monthly payments, the Company will make balloon payments of $25,000 each on the following dates:

January 1, 2004
May 1, 2004
May 1, 2005
January 1, 2006

     The Company has also granted the PBGC a lien on the Company's machinery and equipment, subject to the pre-existing liens in favor of the New York State Urban Development Corporation.

     As a result of this agreement the amount due the PBGC has been restated to $244,000 and is reported as a long term liability. The resultant gain of $294,506 was reclassified and accounted for as a charge to opening retained earnings as follows:

Opening retained earnings-March 31, 2000                          $  (2,221,574)
Gain on pension plan settlement                                         294,506

Adjusted opening retained earnings March 31, 2000                    (1,927,068)

Net income for the year ended March 30, 2001                             26,826
Adjusted retained earnings balance at March 30, 2001                 (1,900,242)

Net loss for the Year ended March 29, 2002                              (58,009)

Balance at March 29, 2002                                            (1,958,251)
                                                            ====================

Cash Bonus Plan
---------------

In 1987, the Company adopted a cash bonus plan ("Cash Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 of 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 29, 2002, March 30, 2001 or March 31, 2000.

Equity Compensation Plan Information
------------------------------------

     The Board of Directors unanimously approved adoption of the 2001 Employee Stock Option Plan (the "2001 Plan") to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management and other eligible persons. Under the terms of the proposed 2001 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Code, or options which do not so qualify ("Non-ISO's"). The 2001 Plan was approved by shareholders at the annual meeting held on September 21, 2002.

     No options have been issued under the Plan. The Company has no other equity compensation plan under which equity securities are authorized for issuance and no equity securities have been issued as compensation during the fiscal year ended March 29, 2002.

Stock Option Plan
-----------------

     In 2001 the Board of Directors approved the adoption of the 2001 Employee Stock Option Plan (the "2001 Plan") to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management and other eligible persons. The 2001 Plan was also approved by shareholders at the Annual 2001 meeting. Under the terms of the 2001 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Code, or options which do not so qualify ("Non-ISO's"). The Board of Directors recommended the adoption of the 2001 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract qualified employees to the Company. The Board believes that the Corporation competes with numerous other electronic circuit companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the employees and the Corporation, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. The Corporation benefits because these employees will be more motivated and the Corporation benefits from motivated employees. Second, the grant of options preserves the Corporation's cash resources. These benefits relate to all corporate employees, including senior management.

     The 2001 Plan is administered by the full Board of Directors. The Board has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Board has full authority to interpret the 2001 Plan and to establish and amend rules and regulations relating thereto.

     An ISO may only be granted to an employee. An optionee must remain an employee through the exercise date. An ISO must terminate within 10 years from the date of grant and the ISO plan must terminate within 10 years from the date that the plan is adopted. Under the 2001 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110% of such fair market value and the option must not be exercisable after the expiration of five years from the date of grant. Exercise prices of Non-ISO options may be less than such fair market value.

     The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

     To date, no options have been granted under the 2001 Plan.

                              FINANCIAL INFORMATION

     A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 29, 2002 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 22, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 30, 2002, the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 2002 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

     As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of Shareholders intended to be presented at the Corporation's 2003 Annual Meeting of Shareholders must be received by the Corporation on or prior to June 4, 2003 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 2003 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors

                                                  ROBERT KNOTH,

                                                  Secretary

Dated: September 5, 2002

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE
IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                 October 4, 2002

                                      PROXY

     The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of
Shareholders of IEH CORPORATION to be held on October 4, 2002 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

         I.       ELECTION OF DIRECTORS

                  FOR all nominees listed              WITHHOLD AUTHORITY
                  below (except as marked              to vote for all nominees
                  to the contrary below) [  ]          listed below [  ]

     (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

                  NOMINEES FOR DIRECTORS

         Michael Offerman                   Murray Sennet


     AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated September 5, 2002 receipt of which is hereby acknowledged.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

          Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

         This proxy is solicited on behalf of the Board of Directors. Please sign and return the proxy in the enclosed envelope.


                                             Dated:                       , 2002
                                                   -----------------------


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Print Name

(Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)